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EXHIBIT 32.1

Walter Energy, Inc.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

In connection with the accompanying Annual Report of Walter Energy, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2009 (the "Report"), I, Victor P. Patrick, Chief Executive Officer, Chief Financial Officer and General Counsel of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2010

/s/ VICTOR P. PATRICK Victor P. Patrick Chief Executive Officer, Chief Financial Officer and General Counsel (Principal Executive and Financial Officer)

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  EXHIBIT 32.1
Walter Energy, Inc. Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 18 U.S.C. Section 1350